UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2025

Seven Hills Realty Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34383	20-4649929
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458	02458-1634
(Address of principal executive offices)	(Zip Code)

(617) 332-9530
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Titles of Each Class	Trading Symbol	Name of exchange on which registered
Common Shares of Beneficial Interest	SEVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “the Company” and “our” refer to Seven Hills Realty Trust.

Item 8.01. Other Events

On October 29, 2025, the Company authorized the purchase from The RMR Group LLC, or RMR, of a $40 million loan relating to the SpringHill Suites by Marriott hotel, located at 400 Ocean Avenue, Revere, Massachusetts, and a $27 million loan relating to an industrial property located at 400 Devon Park Drive, Tredyffrin Township, Chester County, Pennsylvania, or the Loan Investments. The Company expects to close on the purchase of the Loan Investments by year-end. The purchase price for each Loan Investment is the current unpaid balance of such Loan Investment. Each of the Company and RMR will be responsible for their respective out-of-pocket costs and expenses in connection with the contemplated transaction. The below table summarizes certain key metrics of these Loan Investments as of September 30, 2025:

Location	Property Type	Committed Principal	Coupon Rate	Maturity Date	LTV	Risk Rating
Revere, MA	Hotel	$37,000,000	S + 3.95%	7/1/2026	73%	3
Wayne, PA	Industrial	$27,000,000	S + 4.25%	7/18/2027	62%	3

Information Regarding Certain Relationships and Related Person Transactions

We have relationships and historical and continuing transactions with Tremont, RMR, The RMR Group Inc., or RMR Inc., and others related to them, including other companies to which RMR or its subsidiaries provide management services and some of which have trustees or officers who are also our Trustees or officers. Tremont is a subsidiary of RMR, which is a majority owned subsidiary of RMR Inc., and RMR Inc. is the managing member of RMR. RMR provides certain shared services to Tremont that are applicable to us, and we reimburse Tremont or pay RMR for the amounts Tremont or RMR pays for those services. One of our Managing Trustees and Chair of our Board of Trustees, Adam D. Portnoy, is the sole trustee, an officer and the controlling shareholder of ABP Trust, which is the controlling shareholder of RMR Inc., and he is also a director of Tremont, the chair of the board of directors, a managing director and the president and chief executive officer of RMR Inc., and an officer and employee of RMR. Matthew P. Jordan, our other Managing Trustee, is a director and the president and chief executive officer of Tremont. Mr. Jordan is also an officer of RMR Inc. and an officer and employee of RMR, and our other officers are officers and employees of Tremont and/or RMR; Tremont owns approximately 11.3% of our outstanding common shares at September 30, 2025. Due to the nature of the relationship between the Company and RMR, the proposed purchase of the Loan Investments was considered and authorized by the Independent Trustees and the Board of Trustees of the Company, acting separately.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2024, or our Annual Report, our definitive Proxy Statement for our 2025 Annual Meeting of Shareholders, or our Proxy Statement, our Quarterly Report for the quarterly period ended September 30, 2025, or our Quarterly Report, and our other filings with the Securities and Exchange Commission, or the SEC, including Notes 8 and 9 to our consolidated financial statements included in our Annual Report and the sections captioned “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward-Looking Statements” of our Annual Report, the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers included in our Proxy Statement and Notes 8 and 9 to our condensed consolidated financial statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward-Looking Statements” of our Quarterly Report. In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other such relationships and related person transactions. Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever the Company uses words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, the Company is making forward-looking statements. These forward-looking statements are based upon the Company’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by the Company’s forward-looking statements as a result of various factors. These forward-looking statements include, without limitation, the Company’s expectations regarding timing for the closing of the Loan Investments, and the success of the Company’s investments.

The information contained in the Company’s filings with the SEC, including under the caption “Risk Factors” in the Prospectus Supplement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, or incorporated therein, identifies other important factors that could cause differences from the Company’s forward-looking statements. The Company’s filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon the Company’s forward-looking statements.

Except as required by law, the Company does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVEN HILLS REALTY TRUST

By:	/s/ Matthew C. Brown
Name:	Matthew C. Brown
Title:	Chief Financial Officer and Treasurer

Date: October 30, 2025